CDT 0106

SHARES

# COMPASS DIVERSIFIED HOLDINGS

ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 20451Q 10 4

This Certifies that

is the owner of                                                   Shares

OF COMPASS DIVERSIFIED HOLDINGS, A DELAWARE STATUTORY TRUST (THE "TRUST"), WITH SUCH RIGHTS AND PRIVILEGES AS ARE SET FORTH IN THE AMENDED AND RESTATED TRUST AGREEMENT OF THE TRUST DATED APRIL 25, 2006 (THE "TRUST AGREEMENT"), AS IT MAY BE AMENDED FROM TIME TO TIME.

CERTIFICATE OF STOCK

## COMPASS DIVERSIFIED HOLDINGS

Subject to any transfer restrictions in the Trust Agreement or on this Certificate, this Certificate is transferable on the books of the Trust in person or by duly authorized attorney upon surrender of this certificate if properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Trust.

IN WITNESS WHEREOF, said Trust has caused this Certificate to be signed by its Regular Trustee.

Dated

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

COMPASS DIVERSIFIED HOLDINGS

REGULAR TRUSTEE

THE SHARES REPRESENTED BY THIS CERTIFICATE EVIDENCE THE PROPORTIONATE PORTION OF SUCH HOLDER'S SHARES OF UNDIVIDED BENEFICIAL INTEREST IN THE PROPERTY OF THE TRUST. A STATEMENT OF THE RELATIVE RIGHTS AND PREFERENCES OF THE TRUST'S SHARES WILL BE FURNISHED BY THE TRUST TO THE HOLDER HEREOF UPON REQUEST WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– __________ Custodian __________
(Cust) (Minor)
Under Uniform Gifts to Minors Act __________
(State)

Additional Abbreviations may also be used though not in the above list.

*For Value Received,* ______________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[          ]

______________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________

______________________________________________________________

______________________________________________________ *Shares*
*of the Trust represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________ *Attorney,*
*to transfer the said Shares on the books of the within named Trust with full power of substitution in the premises.*

*Dated* ______________________

By: ______________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By: ______________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).